Exhibit 99.1.1

DISTRIBUTION AGREEMENT

This DISTRIBUTION AGREEMENT (this “Agreement”) made as of August 25, 2026 by and between abrdn Total Dynamic Dividend Fund, a Delaware statutory trust (the “Fund”), and ALPS Distributors, Inc., a Colorado corporation (the “Distributor”).

WITNESSETH:

WHEREAS, the Fund is registered under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (collectively, the “Investment Company Act”), as a diversified, closed-end, management investment company;

WHEREAS, the Fund has filed a registration statement on Form N-2 pursuant to the Investment Company Act and the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively, the “Securities Act”), to register common shares of beneficial interest, no par value, of the Fund (the “Common Shares”), which may be issued and sold from time to time through various specified transactions, including at-the-market (“ATM”) offerings pursuant to Rule 415 under the Securities Act;

WHEREAS, the Distributor is registered as a broker-dealer under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively, the “Exchange Act”), and is a member in good standing of the Financial Industry Regulatory Authority, Inc. (“FINRA”); and

WHEREAS, the Fund and the Distributor wish to enter into a distribution agreement with each other with respect to ATM offerings, from time to time, of the Common Shares.

NOW THEREFORE, the parties agree as follows:

Section 1.  Appointment of the Distributor; ATM Offerings.

(a)               Subject to the terms and conditions of this Agreement, the Fund hereby appoints the Distributor as its principal underwriter and placement agent for the Common Shares of the Fund having an aggregate offering price of up to $75,000,000 to be offered pursuant to the registration statement on Form N-2 (File No. 333-298123 and 811-21980), filed by the Fund under the Securities Act and the Investment Company Act (the “Registration Statement”) through ATM offerings from time to time (the “Shares”) and the Fund agrees that it will issue such Shares as the Distributor may sell. The Distributor agrees to enter into sub-placement  agent agreements with selected dealers (“Sub-Placement Agent Agreements”), each of whom shall be registered as a broker-dealer under the provisions of the Exchange Act and a member in good standing of FINRA who will use reasonable efforts to identify opportunities for the sale of Shares (each, a “sub-placement agent”), but neither the Distributor nor any sub-placement agent is obligated to sell any specific number of the Shares (though the Distributor will only be authorized to sell on any Offering Date (as defined herein) the maximum number of Shares agreed to with the Fund pursuant to Section 1(d) hereof). The Distributor will not purchase any Shares for its own account. The Shares will only be sold on such days as shall be agreed to by the Distributor and the Fund (each, an “Offering Date”). The Distributor hereby accepts such appointment.

(b)              The Distributor acknowledges that Shares will be offered and sold only as set forth from time to time in the Registration Statement including, without limitation, pricing of Shares, handling of investor funds and payment of sales commissions.

(c)               The Fund may suspend or terminate any ATM offering of its Shares at any time. Upon notice to the Distributor of the terms of such suspension or termination, the Distributor shall suspend the ATM offering of Shares in accordance with such terms until the Fund notifies the Distributor that such ATM offering may be resumed; provided, however, that such suspension or termination shall not affect or impair the parties’ respective obligations with respect to the Shares sold hereunder prior to the giving of such notice.

(d)              The price per Share shall be determined by the Fund together with the Distributor or any sub-placement agent by reference to trades in the Common Shares on the primary exchange for the Common Shares. In no event shall the price per Share be less than the then current net asset value per Common Share (which net asset value shall be determined as of a time within twenty-four hours, excluding Sundays and holidays, next preceding the time of such determination) plus the per Share amount of the commission to be paid to the Distributor (the “Minimum Price”). The Fund may establish a minimum sales price per Share on any Offering Date in excess of the Minimum Price (the “Minimum Sales Price”), and the Fund shall communicate such Minimum Sales Price to the Distributor. The Fund shall have sole discretion to establish a Minimum Sales Price for any Offering Date and may consider, among other factors, the degree to which the market price per Common Share exceeds the Fund’s net asset value per Common Share, and the amount of assets the Fund desires to raise through ATM offerings. The Distributor shall suspend the sale of Shares if the per share price of the Shares is less than the Minimum Price or the Minimum Sales Price. The Distributor or any sub-placement agent shall, together with the Fund, determine the maximum number of Shares to be sold through the Distributor or through such sub-placement agent for any Offering Date, and the Distributor or such sub-placement agent shall not be authorized to sell Shares on any Offering Date in excess of such maximum.

(e)              The Distributor will confirm to the Fund, following the close of trading on the Fund’s primary exchange on each Offering Date for the Shares, the number of Shares sold through the Distributor and through any sub-placement agent, the time of sale, the gross sales price per Share and the compensation payable to the Distributor and such sub-placement agent, or to which the Distributor and such sub-placement agent are entitled with respect to such sales. The Fund reserves the right to reject any order in whole or in part.

(f)                Settlement for sales of the Shares pursuant to this Section 1 will occur on the business day following the date on which such sales are made (each such day, a “Settlement Date”), unless otherwise agreed to in writing by the parties hereto. On each Settlement Date, the Shares sold through the Distributor and through any sub-placement agent for settlement on such date shall be delivered by the Fund at the Distributor’s request to such sub-placement  agent’s account at The Depository Trust Company through its Deposit and Withdrawal at Custodian System or by such other means of delivery as may be mutually agreed upon by the parties, against payment of the gross sales proceeds for the sale of such Shares, less the sales commission to be paid to the Distributor and such sub-placement agent.

(g)              In selling Shares, the Distributor shall act solely as an agent of the Fund and not as principal.

Section 2.  Representations and Warranties by the Fund. The Fund represents, warrants to and agrees with the Distributor, as of the date hereof and as of each Offering Date and Settlement Date, that:

(a)               The Registration Statement (i) is an “automatic shelf registration statement” as defined in Rule 405 under the Securities Act; (ii) has been prepared by the Fund in conformity with the requirements of the Securities Act and the Investment Company Act in all material respects; and (iii) has been filed with the U.S. Securities and Exchange Commission (the “Commission”) under the Securities Act and the Investment Company Act; the Registration Statement sets forth the terms of the offering, sale and plan of distribution of the Shares and contains additional information concerning the Fund and its business; no notice of objection of the Commission to the use of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Securities Act has been received by the Fund; no stop order of the Commission preventing or suspending the use of the Basic Prospectus (as defined herein), the Prospectus Supplement (as defined herein) or the Prospectus (as defined herein), or the effectiveness of the Registration Statement, has been issued, and no proceedings for such purpose have been instituted or, to the Fund’s knowledge, have been threatened by the Commission. Except where the context otherwise requires, “Registration Statement,” as used herein, means, collectively, the various parts of the Registration Statement pertaining to the offering and sale of the Shares, as amended at the time of effectiveness for purposes of Section 11 of the Securities Act (the “Effective Time”), as such section applies to the Distributor, including (1) all documents filed as a part thereof or incorporated or deemed to be incorporated by reference therein, (2) any information contained or incorporated by reference in a prospectus filed with the Commission pursuant to Rule 424(b) under the Securities Act, to the extent such information is deemed, pursuant to Rule 430B or Rule 430C under the Securities Act, to be part of the registration statement at the Effective Time, and (3) any registration statement filed to register the offer and sale of Shares pursuant to Rule 462(b) under the Securities Act. “Basic Prospectus,” as used herein, means the final prospectus filed as part of the Registration Statement, including the related statement of additional information, together with any amendments or supplements thereto as of the date of this Agreement. Except where the context otherwise requires, “Prospectus Supplement,” as used herein, means the final prospectus supplement, including the related statement of additional information, relating to the Shares, filed by the Fund with the Commission pursuant to Rule 424(b) under the Securities Act, in the form furnished by the Fund to the Distributor in connection with the offering of the Shares. Except where the context otherwise requires, “Prospectus,” as used herein, means the Prospectus Supplement together with the Basic Prospectus attached to or used with the Prospectus Supplement. Any reference herein to the Registration Statement, the Basic Prospectus, the Prospectus Supplement or the Prospectus shall be deemed to refer to and include the documents, if any, incorporated by reference, or deemed to be incorporated by reference, therein.

(b)               The Fund is duly registered under the Investment Company Act as a closed-end management investment company. A notification of registration of the Fund as an investment company under the Investment Company Act on Form N-8A (the “Investment Company Act Notification”) has been prepared by the Fund in conformity with the Investment Company Act and has been filed with the Commission and, at the time of filing thereof and at the time of filing any amendment or supplement thereto, conformed in all material respects with all applicable provisions of the Investment Company Act. The Fund has not received any notice in writing from the Commission pursuant to Section 8(e) of the Investment Company Act with respect to the Investment Company Act Notification or the Registration Statement (or any amendment or supplement to either of them). No person is serving or acting as an officer, trustee or investment adviser of the Fund except in accordance with the provisions of the Investment Company Act, provided that for purposes of the foregoing representation with respect to officers of the Fund and the members of the board of trustees of the Fund (the “Board”), the Fund shall be entitled to rely on representations from such officers and trustees.

(c)               The Registration Statement, the Investment Company Act Notification and the Prospectus, as from time to time amended or supplemented, each complied when it became effective or was filed (as the case may be), complies as of the date hereof and, as amended or supplemented, will comply, at each time of purchase of Shares in connection with the ATM offerings, and at all times during which a prospectus is required by the Securities Act to be delivered in connection with any sale of Shares, in all material respects, with the requirements of the Securities Act and the Investment Company Act; the Registration Statement did not, as of the Effective Time, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; at no time during the period that begins on the earlier of the date of the Basic Prospectus and the date the Basic Prospectus was filed with the Commission and ends at the later of the time of purchase of Shares in connection with the ATM offerings, and the end of the period during which a prospectus is required by the Securities Act to be delivered in connection with any sale of Shares did or will the Prospectus, as from time to time amended or supplemented, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Fund does not make any representation or warranty with respect to any statement contained in the Registration Statement, the Basic Prospectus or the Prospectus in reliance upon and in conformity with information furnished in writing by the Distributor or any sub-placement  agents, or on the Distributor’s or any sub-placement  agent’s behalf, to the Fund expressly for use in the Registration Statement or the Prospectus (the “Agent Provided Information”).

(d)              The financial statements incorporated by reference in the Registration Statement or the Prospectus, together with the related notes and schedules, present fairly in all material respects the financial position of the Fund as of the dates indicated and the results of operations, cash flows and changes in shareholders’ equity of the Fund for the periods specified and have been prepared in compliance in all material respects with the requirements of the Securities Act, the Investment Company Act and the Exchange Act, and in conformity in all material respects with U.S. generally accepted accounting principles applied on a consistent basis during the periods involved; the other financial and statistical data contained or incorporated by reference in the Registration Statement or the Prospectus are accurately and fairly presented, in all material respects, and prepared on a basis consistent with the financial statements and books and records of the Fund in all material respects; there are no financial statements that are required to be included or incorporated by reference in the Registration Statement, the Basic Prospectus or the Prospectus by the Securities Act, the Investment Company Act or the Exchange Act that are not included or incorporated by reference as required; and the Fund does not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations), not described in the Registration Statement (excluding the exhibits thereto).

(e)              As of the date of this Agreement, the Fund has an authorized and outstanding capitalization as set forth in the Registration Statement, the Basic Prospectus and the Prospectus and, with respect to any issuance and sale under this Agreement, the Fund shall have as of the date of the most recent amendment or supplement to the Registration Statement or Prospectus, an authorized and outstanding capitalization as set forth in the Registration Statement and the Prospectus; all of the issued and outstanding Common Shares have been duly authorized and validly issued and are fully paid and non-assessable, have been issued in material compliance with all applicable securities laws and were not issued in violation of any preemptive right, resale right, right of first refusal or similar right.

(f)               The Fund has been duly formed, has legal existence as a statutory trust and is in good standing under the laws of Delaware, with full power and authority to own, lease and operate and conduct its business as described in the Registration Statement, the Basic Prospectus and the Prospectus and to issue, sell and deliver the Shares as contemplated herein. The Fund is duly qualified to do business as a foreign entity and is in good standing in each jurisdiction where the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, have a material adverse effect on the business, properties, financial condition or results of operations of the Fund.

(g)               The Shares have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued, fully paid and non-assessable and free of statutory and contractual preemptive rights, resale rights, rights of first refusal and similar rights; the Shares, when issued and delivered against payment therefor as provided herein, will be free of any restriction upon the voting or transfer thereof pursuant to the Fund’s Agreement and Declaration of Trust, as amended or supplemented, the Fund’s Amended and Restated By-Laws, as further amended or supplemented, or any agreement or other instrument to which the Fund is a party. The Common Shares, including the Shares, conform in all material respects to the description thereof, if any, contained or incorporated by reference in the Registration Statement, the Basic Prospectus or the Prospectus; and the certificates for the Shares, if any, are in due and proper form.

(h)               The Fund is in material compliance with the rules of the New York Stock Exchange (the “Stock Exchange”), including, without limitation, the requirements for continued listing of the Shares on the Stock Exchange and the Fund has not received any written notice from the Stock Exchange regarding the delisting of the Shares from the Stock Exchange. The Shares will be duly listed, and admitted and authorized for trading, subject to official notice of issuance, on the Stock Exchange.

(i)                No approval, authorization, consent or order of or filing with any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, or of or with any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the Stock Exchange), or approval of the shareholders of the Fund that has not already been obtained, is required in connection with the issuance and sale of the Shares or the consummation by the Fund of the transactions contemplated hereby, other than (i) the registration of the Shares under the Securities Act, which has been effected, (ii) the listing of the Shares with the Stock Exchange, upon official notice of issuance, (iii) any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Fund or (iv) any necessary qualification pursuant to the rules of FINRA.

(j)                 Prior to the execution of this Agreement, the Fund has not, directly or indirectly, offered or sold any Shares by means of any “prospectus” or “free writing prospectus” (in each case within the meaning of the Securities Act) or used any “prospectus” or “free writing prospectus” (in each case within the meaning of the Securities Act) in connection with the offer or sale of the Shares, and from and after the execution of this Agreement, the Fund will not, directly or indirectly, offer or sell any Shares by means of any “prospectus” or “free writing prospectus” (in each case within the meaning of the Securities Act) or use any “prospectus” or “free writing prospectus” (in each case within the meaning of the Securities Act) in connection with the offer or sale of the Shares, other than the Prospectus, as amended or supplemented from time to time in accordance with the provisions of this Agreement; and the Fund is not an “ineligible issuer” (as defined in Rule 405 under the Securities Act) as of the eligibility determination date for purposes of Rules 164 and 433 under the Securities Act with respect to the offering of the Shares contemplated by the Registration Statement.

Section 3.  Duties of the Fund.

(a)               The Fund shall take, from time to time, but subject always to any necessary approval of the Board or of its shareholders, all necessary action to fix the number of authorized Common Shares, to the end that the Fund will have a number of authorized but unissued Common Shares at least equal to the number of Common Shares available for sale pursuant to this Agreement.

(b)               For purposes of the ATM offering of Shares, the Fund will furnish to the Distributor and any sub-placement agents copies of its most recent amendment to its Registration Statement, its most recent Prospectus and all amendments and supplements thereto, and other documentation the Distributor may reasonably request for use in the ATM offering of Shares. The Distributor and the sub-placement agents are authorized to furnish to prospective investors only such information concerning the Fund and the ATM offering as may be contained in the Registration Statement, the Prospectus, the Fund’s publicly available formation documents, or any other documents (including sales material), that are expressly approved by the Fund for such purpose.

(c)                The Fund shall furnish to the Distributor copies of all financial statements of the Fund which the Distributor may reasonably request for use in connection with its duties hereunder, and this shall include, upon request by the Distributor, one certified copy of all financial statements prepared for the Fund by independent public accountants.

(d)               The Fund shall use its best efforts to qualify and maintain, to the extent required by applicable law, the qualification of Shares for sale under the securities laws of such jurisdictions as the Distributor and the Fund may approve, provided that the Fund shall not be required in connection therewith to qualify as a foreign corporation or dealer in securities or to file a general consent to service of process in any jurisdiction or meet any other requirement in connection with this Section 3(d) deemed by the Fund to be unduly burdensome. Any such qualification may be withheld, terminated or withdrawn by the Fund at any time in its discretion. The expense of qualification and maintenance of qualification shall be borne by the Fund. The Distributor shall furnish such information and other material relating to its affairs and activities as may be required by the Fund in connection with such qualification.

(e)               The Fund will furnish, in reasonable quantities upon request by the Distributor, copies of its annual and semi-annual reports.

(f)                The Fund will furnish the Distributor with such other documents as it may reasonably require, from time to time, for the purpose of enabling it to perform its duties as contemplated by this Agreement.

Section 4.  Duties of the Distributor.

(a)               The Distributor shall use its best efforts to perform its duties hereunder. The services of the Distributor to the Fund hereunder are not to be deemed exclusive and nothing herein contained shall prevent the Distributor from entering into like arrangements with other investment companies so long as the performance of its obligations with respect to the Fund hereunder is not impaired thereby.

(b)               In performing its duties hereunder, the Distributor shall comply with the requirements of all applicable laws relating to the sale of securities in all material respects. Neither the Distributor nor any sub-placement agent having an agreement to offer and sell Shares pursuant to Section 5 hereof nor any other person is authorized by the Fund to give any information or to make any representations, other than those contained in its Registration Statement, Prospectus and any sales literature specifically approved for such use by the Fund.

(c)               The Distributor shall review and file with FINRA as applicable, all sales literature (advertisements, brochures and shareholder communications) prepared in connection with the ATM offerings for the Fund.

(d)               The Distributor agrees to supply the following additional services, either on its own or in conjunction with the Fund’s other service providers, together with such other services as set forth throughout this Agreement:

1.	handling inquiries from sub-placement agents regarding the Fund;

2.	assisting in the enhancement of communications between sub-placement agents and the Fund;

3.	communicating the Minimum Price or Minimum Sales Price to any sub-placement agents and instructing any sub-placement agents not to sell Shares if such sales cannot be effected at or above the Minimum Price or the Minimum Sales Price;

4.	communicating the maximum amount of Shares to be sold on any Offering Date to any sub-placement agents;

5.	notifying any sub-placement agents of any suspension or termination of the ATM offering of Shares, together with any corresponding resumption of the ATM offering of Shares;

6.	coordinating delivery of any Shares sold through sub-placement agents to such sub-placement agents on the Settlement Date against payment of the gross sales proceeds for the sale of such Shares, less any applicable sub-placement agent selling commission;

7.	delivering the Fund’s Prospectus to any sub-placement agents;

8.	identifying potential sub-placement agents;

9.	monitoring the performance of sub-placement agents;

10.	providing any necessary reconciliation, accounting and recordkeeping services in respect of the ATM offerings of Shares, including with respect to the underwriting compensation paid by the Fund to the Distributor in respect thereof; and

11.	providing such other information, assistance and services as may be reasonably requested by the Fund.

For the avoidance of doubt, the Distributor shall not sell any shares of the Fund directly to any investors.

(e)               The Distributor shall report to the Board at least quarterly, or more frequently, as requested by the Board, regarding: (i) the nature of the services provided by the Distributor hereunder; (ii) the amount of compensation sub-placement agents, if any, are entitled to retain or be paid by the Distributor; and (iii) the aggregate amount of underwriting compensation paid by the Fund to the Distributor in respect of the ATM offerings of Shares.

(f)                The Distributor represents and warrants to the Fund that it has all necessary licenses to perform the services contemplated hereunder and will perform such services in compliance with all applicable rules and regulations.

Section 5.  Agreements with Sub-Placement Agents.

(a)               The Distributor may enter into Sub-Placement Agent Agreements, on such terms and conditions as the Distributor determines are not inconsistent with this Agreement, with sub-placement agents to act as the Distributor’s agents to effect the sale of the Shares in the ATM offerings. Such sub-placement agents shall sell Shares only at market prices subject to the Minimum Price and the Minimum Sales Price. This Agreement shall not be construed as authorizing any dealer or other person to accept orders for sale on the Fund’s behalf or to otherwise act as the Fund’s agent for any purpose. The Distributor shall not be responsible for the acts of other dealers or agents except as and to the extent that they shall be acting for the Distributor or under the Distributor’s direction or authority.

(b)              The Distributor shall offer and sell Shares only through such sub-placement agents who are acting as brokers or dealers who are registered as broker-dealers under the provisions of the Exchange Act and members in good standing of FINRA and who agree to abide by the rules of FINRA.

(c)               The Distributor shall obtain assurance, reasonably satisfactory to the Fund, from any sub-placement agents which it engages of the compliance by such sub-placement agents with the terms of this Agreement, applicable federal and state securities laws and the rules of FINRA.

Section 6.  Sales Commission; Compensation.

(a)               The Fund shall pay the Distributor an amount equal to 1.00% of the gross sales price per Share of the Shares sold.

(b)              The Distributor shall pay to the sub-placement  agents the sub-placement  agent commissions agreed to between the Distributor and such sub-placement  agents, or may authorize such sub-placement  agents to retain such sub-placement  agent commissions from the gross sales proceeds from the sale of such Shares, which shall be payable from the commissions payable to the Distributor under Section 6(a) hereof.

(c)               The Fund hereby represents and warrants to the Distributor that (i) the terms of this Agreement, (ii) the fees and expenses associated with this Agreement, and (iii) any benefits accruing to the Distributor or to the Fund’s investment adviser or sponsor or another affiliate of the Fund in connection with this Agreement, which the Fund has agreed to pay, including but not limited to any fee waivers, conversion cost reimbursements, up-front payments, signing payments or periodic payments relating to this Agreement have been fully disclosed to the Board and that, if required by applicable law, the Board has approved or will approve the terms of this Agreement, any such fees and expenses, and any such benefits.

Section 7.  Payment of Expenses.

(a)               The Fund shall bear all of its own costs and expenses, including fees and disbursements of its counsel and auditors, in connection with the preparation of its Prospectus, Statement of Additional Information, if any, the preparation and filing of any required registration statements under the Securities Act and/or the Investment Company Act, and all amendments and supplements thereto, and in connection with any fees and expenses incurred with respect to any filing requirements of FINRA and preparing and mailing annual and interim reports and proxy materials to shareholders (including but not limited to the expense of setting in type any such Registration Statement, Prospectus, interim reports or proxy materials).

(b)              The Fund shall bear any cost and expenses of qualification of the Shares for sale pursuant to this Agreement.

(c)               The Distributor shall bear the fees and expenses of Distributor’s counsel (except for any FINRA filing fees or “blue sky” fees paid on behalf of the Fund or the Distributor by such counsel) and all expenses incurred by Distributor in connection with its duties and activities under this Agreement, including the compensation of sub-placement  agents for sales of the Fund’s Shares and fees and expenses of sub-placement agent’s counsel, provided that Distributor shall pay such sub-placement  agents only for so long as and to the extent that Distributor receives such compensation from the Fund.

Section 8.   Limitation of Liability; Indemnification.

(a)               The Distributor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. The Distributor shall not be liable for any damages arising out of any action or omission to act by any prior service provider of the Fund or for any failure to discover any such error or omission (provided that this sentence shall not apply where the Distributor was the prior service provider). Notwithstanding anything in this Agreement to the contrary, the Distributor shall not be liable for damages occurring directly or indirectly by reason of circumstances beyond its reasonable control.

(b)               The Fund agrees that it will indemnify, defend and hold harmless the Distributor, its several officers and directors, and any person who controls the Distributor within the meaning of Section 15 of the Securities Act, from and against any losses, claims, damages or liabilities, joint or several, to which the Distributor, its several officers and directors, and any person who controls the Distributor within the meaning of Section 15 of the Securities Act, may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) (i) arise out of, or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Prospectuses or in any application or other document executed by or on behalf of the Fund or are based upon information furnished by or on behalf of the Fund filed in any state in order to qualify the Shares under the securities or blue sky laws thereof (“Blue Sky Application”) or arise out of, or are based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; or (ii) arise out of, or are based upon, any breach of the representations, warranties or covenants of the Fund contained in this Agreement; provided, however, that the Fund shall not be liable in any case to the extent that such loss, claim, damage or liability arises out of, or is based upon, any untrue statement, alleged untrue statement, or omission or alleged omission made in the Registration Statement, the Prospectus or any Blue Sky Application with respect to the Fund in reliance upon and in conformity with any information furnished in writing by the Distributor, or on the Distributor’s behalf, to the Fund expressly for use in the Registration Statement or the Prospectus, or arising out of the failure of the Distributor to deliver a current Prospectus.

(c)              The Distributor will indemnify and hold harmless the Fund, its several officers and trustees, and any person who controls the Fund within the meaning of Section 15 of the Securities Act, from and against any losses, claims, damages or liabilities, joint or several, to which any of them may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Prospectus or any Blue Sky Application, or arise out of, or are based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, which statement or omission was made in reliance upon and in conformity with information furnished in writing to the Fund or any of its several officers by or on behalf of the Distributor specifically for inclusion therein, and will reimburse the Fund, its several officers, trustees and such controlling persons for any legal or other expenses reasonably incurred by any of them in investigating, defending or preparing to defend any such action, proceeding or claim.

(d)              At the request and direction of the Fund, the Distributor enters into Sub-Placement Agent Agreements.  The Distributor will not be obligated to make payments to any such Sub-Placement Agent unless the Distributor has received an authorized payment from the Fund.  In addition, to the extent that the Distributor is requested or required by the Fund to enter into Sub-Placement Agent Agreements, the Distributor and each of its affiliates, members, shareholders, directors, officers, partners, employees, agents, successors or assigns (“Distributor Associates”) shall not be liable to the Fund for any action or inaction of any Distributor Associate except to the extent of direct Losses1 finally determined by a court of competent jurisdiction to have resulted solely from the gross negligence, willful misconduct or fraud of the Distributor in the performance of the Distributor’s duties, obligations, representations, warranties or indemnities under a Sub-Placement Agent Agreement.  Under no circumstances shall Distributor Associates be liable for Losses that are indirect, special, incidental, consequential, punitive, exemplary or enhanced or that represent lost profits, opportunity costs or diminution of value.  The Fund shall indemnify, defend and hold harmless Distributor Associates from and against Losses (including legal fees and costs to enforce this provision) that Distributor Associates suffer, incur, or pay as a result of any third-party claim or claim among the parties arising out of the subject matter of or otherwise in any way related to a Sub-Placement Agent Agreement (“Claims”).  Any expenses (including legal fees and costs) incurred by Distributor Associates in defending or responding to any Claims (or in enforcing this provision) shall be paid by the Fund on a quarterly basis prior to the final disposition of such matter upon receipt by the Fund of an undertaking by the Distributor to repay such amount if it shall be determined that a Distributor Associate is not entitled to be indemnified.  Notwithstanding the foregoing, nothing contained in this paragraph or elsewhere in this Agreement shall constitute a waiver by the Fund of any of its legal rights available under U.S. federal securities laws or any other laws whose applicability is not permitted to be contractually waived.

1 As used in this paragraph, the term “Losses” means any and all compensatory, direct, indirect, special, incidental, consequential, punitive, exemplary, enhanced or other damages, settlement payments, attorneys’ fees, costs, damages, charges, expenses, interest, applicable taxes or other losses of any kind.

(e)               An indemnified person under this Section 8 (the “Indemnified Party”) shall give written notice to the other party (the “Indemnifying Party”) of any loss, damage, expense, liability or claim in respect of which the Indemnifying Party has a duty to indemnify such Indemnified Party under Section 8(b) or (c) hereof (a “Claim”), specifying in reasonable detail the nature of the loss, damage, expense, liability or claim for which indemnification is sought, except that any delay or failure so to notify such Indemnifying Party shall only relieve such Indemnifying Party of its obligations hereunder to the extent, if at all, that such Indemnifying Party is actually prejudiced by reason of such delay or failure.

(f)                If a Claim results from any action, suit or proceeding brought or asserted against an Indemnified Party, the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses. The Indemnified Party shall have the right to employ separate counsel in such action, suit or proceeding and participate in such defense thereof, but the fees and expenses of such separate counsel shall be at the expense of the Indemnified Party unless (i) the Indemnifying Party has agreed in writing to pay such fees and expenses, (ii) the Indemnifying Party has failed within a reasonable time to assume the defense and employ counsel or (iii) the named parties to any such action, suit or proceeding (including any impleaded parties) include both such Indemnified Party and Indemnifying Party and such Indemnified Party shall have been advised by its counsel that representation of such Indemnified Party and Indemnifying Party by the same counsel would be inappropriate under applicable standards of professional conduct (whether or not such representation by the same counsel has been proposed) due to actual or potential differing interests between the Indemnifying Party and the Indemnified Party (in which case the Indemnifying Party shall not have the right to assume the defense of such action, suit or proceeding on behalf of such Indemnified Party). It is understood, however, that the Indemnifying Party shall, in connection with any one action, suit or proceeding or separate but substantially similar or related actions, suits or proceedings in the same jurisdiction arising out of the same general allegations or circumstances be liable for the reasonable fees and expenses of only one separate firm of attorneys (in addition to any local counsel) at any time for all such Indemnified Parties not having actual or potential differing interests with the Indemnifying Party or among themselves, which firm shall be designated in writing by an authorized representative of such parties and that all such fees and expenses shall be reimbursed promptly as they are incurred. The Indemnifying Party shall not be liable for any settlement of any such action, suit or proceeding effected without its written consent, but if settled with such written consent or if there be a final judgment for the plaintiff in any such action, suit or proceeding, the Indemnifying Party agrees to indemnify and hold harmless any Indemnified Party from and against any loss, liability, damage or expense by reason by such settlement or judgment.

(g)              With respect to any Claim not within Section 8(f) hereof, the Indemnifying Party shall have twenty (20) days from receipt of notice from the Indemnified Party of such Claim within which to respond thereto. If the Indemnifying Party does not respond within such twenty-day period, it shall be deemed to have accepted responsibility to make payment and shall have no further right to contest the validity of such Claim. If the Indemnifying Party notifies the Indemnified Party within such twenty-day period that it rejects such Claim in whole or in part, the Indemnified Party shall be free to pursue such remedies as may be available to the Indemnified Party under applicable law.

(h)              If the indemnification provided for in this Section 8 is unavailable to an Indemnified Party or insufficient to hold an Indemnified Party harmless in respect of any losses, damages, expenses, liabilities or claims referred to therein, then each applicable Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, damages, expenses, liabilities or claims in such proportion as is appropriate to reflect (i) the relative benefits received by the Indemnified Party, on the one hand, and the Indemnifying Party, on the other hand, from the offering of the Shares; or (ii) if, but only if, the allocation provided for in clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Indemnified Party, on the one hand, and of the Indemnifying Party, on the other, in connection with any statements or omissions or other matters which resulted in such losses, damages, expenses, liabilities or claims, as well as any other relevant equitable considerations. The relative fault of the parties hereto shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by such party, on one hand, or by the other party, on the other hand, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party hereto as a result of the losses, damages, expenses, liabilities and claims referred to in this subsection shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating, preparing to defend or defending any proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in this Section 8(h). No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(i)                Notwithstanding any other provisions in this Section 8, no party shall be entitled to indemnification or contribution under this Agreement against any loss, claim, liability, expense or damage arising by reason of such person’s willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or by reason of such person’s reckless disregard of such person’s obligations and duties thereunder.

(j)                The indemnity and contribution agreements contained in this Section 8 and the covenants, warranties and representations of the parties contained in this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the Fund, its trustees or officers or any person (including each officer or trustee of such person) who controls the Fund within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, or by or on behalf of the Distributor, its directors or officers or any person who controls the Distributor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and shall survive any termination of this Agreement or the issuance and delivery of the Shares.

(k)              IN NO EVENT WILL ANY PARTY TO THIS AGREEMENT BE LIABLE TO ANY OTHER PERSON OR ANY THIRD PARTY FOR ANY CONSEQUENTIAL, INCIDENTAL, SPECIAL OR INDIRECT DAMAGES (INCLUDING BUT NOT LIMITED TO LOST PROFITS), EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH LOSSES.

Section 9.  Duration and Termination of this Agreement.

(a)               This Agreement may be terminated at any time, without the payment of any penalty, by the Fund or by the Distributor, on sixty days’ written notice to the other party.

(b)               Unless earlier terminated pursuant to Section 9(a) hereof, this Agreement shall automatically terminate upon the issuance and sale of all of the Shares through the Distributor or any sub-placement agents on the terms and subject to the conditions set forth herein.

(c)               This Agreement shall remain in full force and effect unless terminated pursuant to Sections 9(a) or 9(b) hereof.

(d)                  Any termination of this Agreement shall be effective on the date specified in such notice of termination; provided that such termination shall not be effective until the close of business on the date of receipt of such notice by the other party. If such termination shall occur prior to the Settlement Date for any sale of Shares, such Shares shall settle in accordance with the provisions of this Agreement.

Section 10.  Amendments of this Agreement. This Agreement may be amended by the parties only pursuant to a written instrument executed by the Fund and the Distributor.

Section 11. Governing Law. This Agreement and any claim, counterclaim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Agreement, directly or indirectly, shall be governed by, and construed in accordance with, the internal laws of the State of New York. To the extent that the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

Section 12.  Waiver of Jury Trial.  EACH OF THE FUND (ON ITS BEHALF AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ON BEHALF OF ITS AFFILIATES) AND THE DISTRIBUTOR (ON ITS BEHALF AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ON BEHALF OF ITS MEMBERS AND AFFILIATES) WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) IN ANY WAY ARISING OUT OF OR RELATING TO THIS AGREEMENT.

Section 13.  Miscellaneous.

(a)                The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

(b)               This Agreement constitutes the entire agreement and supersedes all other prior and contemporaneous agreements and undertakings, both written and oral, among the parties hereto with regard to the subject matter hereof. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

(c)               This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns and the officers, directors, trustees, and controlling persons referred to in Section 8 hereof. Neither party may assign its rights or obligations under this Agreement without the prior written consent of the other party.

(d)               The parties acknowledge and agree that all share related numbers contained in this Agreement shall be adjusted to take into account any stock split, stock dividend or similar event effected with respect to the Shares.

(e)               The terms “affiliated person” and “interested person,” when used in this Agreement, shall have the respective meanings specified in the Investment Company Act.

Section 14.  Proprietary and Confidential Information.  The Distributor agrees on behalf of itself and its employees to treat confidentially and as proprietary information of the Fund all records and other information relative to the Fund and prior, present or potential shareholders, and not to use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Fund, which approval shall not be unreasonably withheld and shall not be required where the Distributor may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Fund. The provisions of this Section 14 shall survive termination of this Agreement.

Notwithstanding anything in this Agreement to the contrary, each party hereto agrees that: (i) any Nonpublic Personal Information, as defined under Section 248.3(t) of Regulation S-P (“Regulation S-P”), promulgated under the Gramm-Leach-Bliley Act (the “Act”), disclosed by a party hereunder is for the specific purpose of permitting the other party to perform the services set forth in this Agreement, and (ii) with respect to such information, each party will comply with Regulation S-P and the Act and will not disclose any Nonpublic Personal Information received in connection with this Agreement to any other party, except to the extent as necessary to carry out the services set forth in this Agreement or as otherwise permitted by Regulation S-P or the Act.

Section 15.  Notices.  All communications hereunder will be in writing and effective only on receipt, and will be mailed, delivered or emailed and confirmed to:

If to the Distributor:

ALPS Distributors, Inc.
1290 Broadway, Suite 1000

Denver, Colorado 80203
Attention: Stephen Kyllo

Email: stephen.kyllo@sscinc.com

For all operational notices or communications:

If to the Fund:

abrdn Total Dynamic Dividend Fund

c/o abrdn Inc.

1900 Market Street, Suite 200

Philadelphia, PA 19103

Attention: Product Management

Email: ProductManagementUS@aberdeenplc.com

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written. This Agreement may be executed by the parties hereto in any number of counterparts, all of which shall constitute one and the same instrument.

ABRDN TOTAL DYNAMIC DIVIDEND FUND

By:	/s/ Robert Hepp
Name:	Robert Hepp
Title:	Vice President

ALPS DISTRIBUTORS, INC.

By:	/s/ Stephen Kyllo
Name:	Stephen Kyllo
Title:	SVP & Director